INCOME TAX (FY) (Tables)	12 Months Ended
Dec. 31, 2020
INCOME TAX
Schedule of Company's net deferred tax assets (liability)
	December 31, 2020	December 31, 2019
Deferred tax assets (liability)
Net operating loss carryforward	$306,991	$210
Total deferred tax assets	306,991	210
Valuation Allowance	(306,991)	(210)
Deferred tax assets (liability)	$—	$—

Schedule of components of Company's income tax provision
	December 31, 2020	December 31, 2019
Federal
Current	$—	$—
Deferred	(306,781)	(210)

State and Local
Current	—	—
Deferred	—	—

Change in valuation allowance	306,781	210

Income tax provision	$—	$—

Schedule of reconciliation of the federal income tax rate to the Company's effective tax rate
	December 31, 2020	December 31, 2019
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	—	—
Change in fair value of warrant liability	(6.1)%	--
Valuation allowance	(14.9)	(21.0)
Income tax provision	0.0.0%	0.0%